SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: April 2, 2007
(Date of earliest event reported)

INCENTRA SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031 (Commission File No.)	86-0793960 (I.R.S. Employer Identification No.)

     1140 Pearl Street
Boulder, Colorado 80302
(Address of principal executive offices; zip code)

(303) 440-7930
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

     On April 2, 2007, we issued a press release announcing a conference call to be held by us on Friday, April 3, 2007 at11:30 a.m. Eastern Time to discuss the results of operations for the fourth quarter and the year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

     The description of our conference call in Item 2.02 above is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01. Regulation FD.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Document
99.1	Press Release of Incentra Solutions, Inc., dated April 2, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCENTRA SOLUTIONS, INC.

Date:	April 2, 2007	By:	/s/ Thomas P. Sweeney III

Thomas P. Sweeney III
Chief Executive Officer